AXA PREMIER VIP TRUST

SUPPLEMENT DATED JANUARY 8, 2008 TO THE PROSPECTUS DATED MAY 1, 2007,

AS SUPPLEMENTED

This Supplement updates the above-referenced Prospectus, as supplemented, of the AXA Premier VIP Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about changes to the portfolio managers of BlackRock Financial Management, Inc. (“BlackRock” or “BFI”), one of the sub-advisers to the Multimanager Core Bond Portfolio (“Portfolio”).

With respect to the Portfolio, the information in the table under the heading “Management Team – The Manager and Sub-advisers” is revised with the following information.

Scott Amero, Matthew Marra and Andrew J. Phillips are primarily responsible for the day-to-day management of the allocated portion of the portfolio.

Mr. Amero, a Managing Director since 1990 and Vice Chairman since 2007, is BlackRock’s Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios.

Mr. Marra, Managing Director since 2005, is a member of BlackRock’s Fixed Income Portfolio Management Group. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra has been a member of BlackRock’s fixed income team since 1997.

Mr. Phillips, Managing Director since 1998, is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock’s fixed income team since 1991.